Fair Value of Financial Instruments and Concentration of Credit Risk	12 Months Ended
Dec. 31, 2025
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Concentration of Credit Risk
7.	Fair Value of Financial Instruments and Concentration of Credit Risk
Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash and cash equivalents, time deposits, trade and other receivables, balances with related parties, trade accounts payable, accrued and other liabilities and warrant liability. The Company limits its credit risk with respect to accounts receivable by performing ongoing credit evaluations of its customers’ financial condition and generally does not require collateral for its trade accounts receivable.
Fair Value Disclosures:
 The Company has categorized assets and liabilities recorded at fair value based upon the fair value hierarchy specified by the guidance. The levels of fair value hierarchy are as follows:
Level 1: Quoted market prices in active markets for identical assets or liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.
The carrying values of cash and cash equivalents, time deposits, balances with related parties, trade and other receivables, trade accounts payable and accrued and other liabilities are reasonable estimates of their fair value due to the short-term nature of these financial instruments. Cash and cash equivalents and time deposits are considered Level 1 items as they represent liquid assets with short-term maturities. The fair value of the Class B1, Class B2, Class C1, and Class C2 warrants liability is measured at each reporting period end and at each settlement date using the Black & Scholes model and is considered Level 3 item as it is derived by using significant unobservable inputs such as historical volatility.